Acquisition - Summary of Business Combination and Allocated the Purchase Consideration to Assets Acquired and Liabilities Assumed Based on Estimated Fair Values (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Oct. 23, 2018	Dec. 31, 2017
Business Acquisition [Line Items]
Goodwill	$ 950,572		$ 812,012
Dome9 Security Ltd
Business Acquisition [Line Items]
Goodwill		$ 138,560
Core technology		26,958
Net liabilities assumed		(4,498)
Total		$ 161,020